INVESTMENT PROPERTIES	12 Months Ended
Dec. 31, 2021
Investment property [abstract]
INVESTMENT PROPERTIES	INVESTMENT PROPERTIES
The following table presents a roll forward of investment property balances for the years ended December 31, 2021 and 2020:

	Year ended Dec. 31, 2021			Year ended Dec. 31, 2020
(US$ Millions)	Commercial properties	Commercial developments	Total	Commercial properties	Commercial developments	Total
Balance, beginning of year	$70,294	$2,316	$72,610	$71,565	$3,946	$75,511
Changes resulting from:
Property acquisitions	491	80	571	647	108	755
Capital expenditures	796	758	1,554	1,140	857	1,997
Property dispositions(1)	(1,299)	(351)	(1,650)	(2,339)	(21)	(2,360)
Fair value (losses) gains, net	1,791	171	1,962	(1,607)	219	(1,388)
Foreign currency translation	(558)	(37)	(595)	322	(44)	278
Transfers between commercial properties and commercial developments	635	(635)	—	2,709	(2,709)	—
Reclassifications of assets held for sale and other changes	(9,837)	(2)	(9,839)	(2,143)	(40)	(2,183)
Balance, end of year(2)	$62,313	$2,300	$64,613	$70,294	$2,316	$72,610
(1)Property dispositions represent the carrying value on date of sale.
(2)    Includes right-of-use commercial properties and commercial developments of $557 million and $24 million, respectively, as of December 31, 2021 (2020 - $729 million and $10 million, respectively). Current lease liabilities of $118 million (2020 - $35 million) has been included in accounts payable and other liabilities and non-current lease liabilities of $558 million (2020 - $712 million) have been included in other non-current liabilities.

The partnership determines the fair value of each commercial property based upon, among other things, rental income from current leases and assumptions about rental income from future leases reflecting market conditions at the applicable balance sheet dates, less future cash outflows in respect of such leases. Investment property valuations are generally completed by undertaking one of two accepted income approach methods, which include either: i) discounting the expected future cash flows, generally over a term of 10 years including a terminal value based on the application of a capitalization rate to estimated year 11 cash flows; or ii) undertaking a direct capitalization approach whereby a capitalization rate is applied to estimated current year cash flows. Where there has been a recent market transaction for a specific property, such as an acquisition or sale of a partial interest, the partnership values the property on that basis. In determining the appropriateness of the methodology applied, the partnership considers the relative uncertainty of the timing and amount of expected cash flows and the impact such uncertainty would have in arriving at a reliable estimate of fair value. The partnership prepares these valuations considering asset and market specific factors, as well as observable transactions for similar assets. The determination of fair value requires the use of estimates, which are internally determined and compared with market data, third-party reports and research as well as observable conditions. Except for the impacts of the shutdown which are discussed below, there are currently no other known trends, events or uncertainties that the partnership reasonably believes could have a sufficiently pervasive impact across the partnership’s businesses to materially affect the methodologies or assumptions utilized to determine the estimated fair values reflected in these financial statements. Discount rates and capitalization rates are inherently uncertain and may be impacted by, among other things, movements in interest rates in the geographies and markets in which the assets are located. Changes in estimates of discount and capitalization rates across different geographies and markets are often independent of each other and not necessarily in the same direction or of the same magnitude. Further, impacts to the partnership’s fair values of commercial properties from changes in discount or capitalization rates and cash flows are usually inversely correlated. Decreases (increases) in the discount rate or capitalization rate result in increases (decreases) of fair value. Such decreases (increases) may be mitigated by decreases (increases) in cash flows included in the valuation analysis, as circumstances that typically give rise to increased interest rates (e.g., strong economic growth, inflation) usually give rise to increased cash flows at the asset level. Refer to the table below for further information on valuation methods used by the partnership for its asset classes.

Commercial developments are also measured using a discounted cash flow model, net of costs to complete, as of the balance sheet date. Development sites in the planning phases are measured using comparable market values for similar assets.

In accordance with its policy, the partnership generally measures and records its commercial properties and developments using valuations prepared by management. However, for certain subsidiaries, the partnership relies on quarterly valuations prepared by external valuation professionals to support its internal valuations. Management compares the external valuations to the partnership’s internal valuations to review the work performed by the external valuation professionals. Additionally, a number of properties are externally appraised each year and the results of those appraisals are compared to the partnership’s internally prepared values.

2021 Conditions
Global Economic Shutdown
The COVID-19 pandemic has continued to cause disruption to business activities and supply chains as well as disrupted travel and adversely impacted local, regional, national and international economic conditions. As a result, future revenues and cash flows produced by these investment properties and our equity accounted investment properties, as discussed on Note 6, Equity Accounted Investments, continue to be more uncertain than normal. In response, the partnership has adjusted cash flow assumptions for its estimate of near-term disruption to cash flows to reflect collections, vacancy and assumptions with respect to new leasing activity. In addition, the partnership has continued to assess the appropriateness of the discount and terminal capitalization rates giving consideration to changes to property level cash flows and any risk premium inherent in such cash flow changes as well as the current cost of capital and credit spreads.
The key valuation metrics for the partnership’s consolidated commercial properties are set forth in the following tables below on a weighted-average basis:

		Dec. 31, 2021			Dec. 31, 2020
Consolidated properties	Primary valuation method	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)
Core Office	Discounted cash flow
United States	Discounted cash flow	7.0%	5.6%	12	6.9%	5.6%	12
Canada	Discounted cash flow	5.9%	5.2%	10	5.9%	5.2%	10
Australia	Discounted cash flow	6.1%	5.3%	10	6.6%	5.7%	10
Europe	Discounted cash flow	4.9%	3.8%	10	5.2%	3.8%	10
Brazil	Discounted cash flow	7.7%	7.3%	10	7.6%	7.0%	10
Core Retail	Discounted cash flow	7.0%	5.3%	10	7.0%	5.3%	10
LP Investments Office	Discounted cash flow	9.6%	7.1%	7	9.7%	7.2%	7
LP Investments Retail	Discounted cash flow	8.6%	6.7%	10	8.7%	7.0%	10
Mixed-use	Discounted cash flow	9.1%	6.4%	10	7.3%	5.2%	10
Multifamily(1)	Direct capitalization	4.6%	n/a	n/a	4.9%	n/a	n/a
Triple Net Lease(1)	Direct capitalization	n/a	n/a	n/a	6.2%	n/a	n/a
Student Housing(1)	Direct capitalization	4.3%	n/a	n/a	4.9%	n/a	n/a
Manufactured Housing(1)	Direct capitalization	4.3%	n/a	n/a	4.8%	n/a	n/a
(1) The valuation method used to value hospitality, multifamily, triple net lease, student housing, and manufactured housing properties is the direct capitalization method. At December 31, 2021, the overall implied capitalization rate used for properties using the direct capitalization method was 4.3% (December 31, 2020 - 5.3%).

Operating investment properties with a fair value of approximately $11.3 billion (December 31, 2020 - $13.9 billion) are situated on land held under leases or other agreements largely expiring after the year 2065. Investment properties do not include any buildings held under operating leases.

The following table presents the partnership’s investment properties measured at fair value in the consolidated financial statements and the level of the inputs used to determine those fair values in the context of the hierarchy as defined above in Note 2(i), Summary of Significant Accounting Policies, Fair value measurement.

	Dec. 31, 2021				Dec. 31, 2020
			Level 3				Level 3
(US$ Millions)	Level 1	Level 2	Commercial properties	Commercial developments	Level 1	Level 2	Commercial properties	Commercial developments
Core Office
United States	$—	$—	$14,689	$497	$—	$—	$14,682	$411
Canada	—	—	4,678	59	—	—	4,721	381
Australia	—	—	2,618	146	—	—	2,366	365
Europe	—	—	2,569	320	—	—	2,526	173
Brazil	—	—	89	—	—	—	309	—
Core Retail	—	—	18,991	—	—	—	20,324	—
LP Investments
LP Investments Office	—	—	7,880	774	—	—	7,946	781
LP Investments Retail	—	—	2,001	28	—	—	2,538	—
Hospitality(1)			105	—	—	—	84	—
Multifamily	—	—	1,616	—	—	—	2,442	—
Triple Net Lease	—	—	—	—	—	—	3,719	—
Student Housing	—	—	3,056	476	—	—	2,757	205
Manufactured Housing	—	—	3,808	—	—	—	2,784	—
Mixed-Use	—	—	213	—	—	—	3,096	—
Total	$—	$—	$62,313	$2,300	$—	$—	$70,294	$2,316

There were no transfers between levels within the fair value hierarchy related to investment properties during the years ended December 31, 2021 and 2020. Investment properties with a fair value of $61.9 billion (December 31, 2020 - $70.4 billion) are pledged as security for property debt.
Fair value sensitivity
The following table presents a sensitivity analysis to the impact of a 25 basis point (“bps”) increase of the discount rate and terminal capitalization or overall implied capitalization rate (“ICR”) on fair values of the partnership’s commercial properties for the year ended December 31, 2021, for properties valued using the discounted cash flow or direct capitalization method, respectively:

	Dec. 31, 2021
(US$ Millions)	Impact of +25bps DR	Impact of +25bps TCR	Impact of +25bps DR and +25bps TCR or +25bps ICR
Core Office
United States	$337	$449	$774
Canada	91	143	231
Australia	79	139	215
Europe	49	109	156
Brazil	2	2	3
Core Retail	421	682	1,044
LP Investments
LP Investments - Office	132	275	403
LP Investments - Retail	58	85	133
Mixed-use	5	6	11
Multifamily(1)	—	80	80
Student Housing(1)	—	168	168
Manufactured Housing(1)	—	209	209
Total	$1,174	$2,347	$3,427
(1)The valuation method used to value multifamily, student housing, and manufactured housing properties is the direct capitalization method. The impact of the sensitivity analysis on the discount rate includes properties valued using the DCF method as well as properties valued using an overall implied capitalization rate under the direct capitalization method.

During the year ended December 31, 2021, the partnership capitalized a total of $758 million (December 31, 2020 - $857 million) of costs related to development properties. Included in this amount is $730 million (December 31, 2020 - $815 million) of construction and related costs and $28 million (December 31, 2020 - $42 million) of borrowing costs capitalized. The weighted average interest rate used for the capitalization of borrowing costs to development properties for the year ended December 31, 2021 is 1.2% (December 31, 2020 - 1.8%).